  EXHIBIT 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of April 26, 2021, by and between PANAMERA HEALTHCARE CORPORATION a Nevada corporation (the "Company"), with an office at 4180 Orchid Hill Drive, Edmond, Oklahoma 73025 and T. Benjamin Jennings or assignees with offices at 7703 FM 2502, Brenham, Texas 77833 (the Purchaser").

RECITALS

WHEREAS, the Company has authorized the sale and issuance of common stock (the "Securities") as provided herein;

WHEREAS, at the Closing (as defined herein), the Company desires to sell, and the Purchaser desires to purchase, the Securities upon the terms and conditions stated in this Agreement; and

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AUTHORIZATION AND SALE OF SECURITIES

1.1  AUTHORIZATION. The Company has authorized the sale and issuance of 21,220,000 shares of its common stock, par value $.0001 per share (the "Common Stock"), representing as of the Closing Date 54.12% of the total issued and outstanding share capital of the Company on a fully diluted basis with the Securities being offered and sold in reliance upon specific exemptions, including Section 4(a)(2) and Rule 506(b) of Regulation D of the 1933 Securities Act registration requirements of United States federal securities laws.

1.2  SALE OF SECURITIES. At the Closing, subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company Securities consisting of the instruments identified in (A) below, and to execute and deliver the other documents identified in (B) below:

(A)   Stock certificates for the number of shares of Common Stock set forth opposite the Purchaser's name on Exhibit A under the heading "Common Stock". Such shares are referred to herein as the "Shares";

(B)   An Escrow Agreement from an Escrow Agent that is ready, able and willing to receive and disburse the Escrow Amounts and Shares (the "Escrow Agreement").

ARTICLE 2

CLOSING, CLOSING DATE; DELIVERY

2.1  CLOSING, CLOSING DATE. The closing of the purchase and sale of the Securities hereunder (the "CLOSING") shall be held by means of an Escrow Agent who shall receive the Shares and the Escrow Amount and disburse the same as per the Escrow Agreement with the Closing to occur at the offices of the Escrow Agent (the “Escrow Agent”) at 11:00 a.m. Texas time on the fifth business day following the date of execution of this Agreement or on a date and place upon which the Company and the Purchaser shall agree.

2.2  DELIVERY. At the Closing, the Company will deliver to the Escrow Agent pursuant to the Escrow Agreement duly executed stock certificates for the Shares set forth opposite the Purchaser's name on Exhibit A. In consideration for such delivery of the Shares the Purchaser shall deliver to the Escrow Agent the purchase price therefor (the "Purchase Price") by wire transfer of immediately available funds, and the Escrow Agent will hold it in escrow and release it in accordance with the terms of Section 2.3 hereof and the Escrow Agreement. The Company shall also deliver to the Purchaser (a) a certificate from a duly authorized officer of the Company certifying that the representations made by the Company in Article 3 are true and correct as of the Closing.

2.3  PURCHASE PRICE. In accordance with the terms and conditions of this Agreement, the Purchaser will pay Two Hundred One Thousand Three Hundred Thirty Five Dollars ($201,335) which shall be delivered to the Escrow Agent in 2.2 above (the “Escrow Amount”). Upon receipt of the Shares from Company and receipt of the Purchase Price from Purchaser, the Escrow Agent shall deliver pursuant to the Escrow Agreement the Shares to Purchaser and disburse the Escrow Amount as follows: (i) Two Hundred One Thousand Three Hundred Thirty Five Dollars ($201,335) which will be released by the Escrow Agent to the Parties designated by the Company and agreed to by the Purchaser in the Escrow Agreement and (ii) minus the deduction of any escrow fees to be retained by the escrow agent.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser, as of the date hereof, as follows:

3.1  ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under the laws of said state, with requisite corporate power and authority to own its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its Articles of Incorporation (the "Articles") or Bylaws.

3.2  CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Securities, and to carry out and perform all of its obligations under this Agreement. This Agreement and the Escrow Agreement constitute, legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

3.3  ISSUANCE AND DELIVERY OF THE SECURITIES. The Securities are duly authorized and, when issued at the Closing, will be validly issued, fully paid and non-assessable, and shall have been issued in compliance with all applicable federal and state securities laws, including, without limitation, the Securities Act. The issuance and delivery of the Securities are not subject to any right of first refusal, preemptive right, right of participation, or any similar right existing in favor of any person or any liens or encumbrances. When issued in compliance with the provisions of this Agreement and the Articles, the issuance of the Securities hereunder does not require the approval of the Company's stockholders under the provisions of the Articles or Nevada law, or any stock exchange or self-regulatory organization.

3.4  SEC DOCUMENTS; FINANCIAL STATEMENTS. Each report delivered to the Purchaser is a true and complete copy of such document as filed by the Company with the Securities and Exchange (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC, during the twelve calendar months preceding the date hereof. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "FINANCIAL STATEMENTS") are audited and comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and its subsidiaries, if any, at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes).

3.5  GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for compliance with the securities and blue-sky laws in the states in which the Shares are offered and/or sold, which offer and sale will be effected in compliance with such laws.

3.6  CAPITALIZATION.

(A)   The authorized capital stock of the Company consists solely of 150,000,000 shares of Common Stock of which, as of the date hereof, immediately prior to the Closing, 17,990,000 shares were issued and are outstanding, and 50,000,000 shares of preferred stock of which, as of the date hereof, no shares are issued and outstanding.

(B)   The Twenty One Million Two Hundred Twenty Thousand (21,220,000) shares of Common Stock to be issued to the Purchaser in accordance with the terms and conditions of this Agreement shall represent, immediately after the Closing, 54.12% of the Company's total issued and outstanding share capital on a fully diluted basis.

(C)   Except (i) as disclosed to the Purchaser there are no outstanding warrants, options, convertible or exchangeable securities or other rights, agreements, or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind.

3.7  LITIGATION. There are no actions, suits, proceedings, or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency, or official in which there is a reasonable likelihood (in the reasonable judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the assets, liabilities, financial condition, business, or operations of the Company, or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

3.8  COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised by competent counsel of the rules and requirements under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Company is not, and immediately after receipt of payment for the Securities will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.9  COMPLIANCE. The Company's Common Stock is registered pursuant to Section 15(d) of the Exchange Act.

3.10  USE OF PROCEEDS. The proceeds of the sale of the Securities shall be used by the Company for debt repayment and working capital.

3.11  BROKERS AND FINDERS. Except as otherwise disclosed to the Purchaser in writing prior to the date hereof, no person or entity will have, as a result of or in connection with the transactions contemplated by this Agreement, any valid right, interest, or claim against or upon the Company or the Purchaser for any commission, fee, or other compensation pursuant to any agreement, arrangement, or understanding, written or oral, entered into by or on behalf of the Company.

3.12  INTELLECTUAL PROPERTY.

(A)   "INTELLECTUAL PROPERTY" shall mean patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, information, and other proprietary rights and processes.

(B)   Except as disclosed in the SEC Documents and to the best knowledge of the Company, the Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's business as currently conducted or as currently proposed to be conducted free and clear of all material liens and encumbrances.

(C)   Except as disclosed to the Purchaser in writing or as disclosed in the SEC Documents and to the knowledge of the Company, (i) the conduct of the Company's business as currently conducted does not infringe or otherwise conflict with (collectively, "INFRINGE") any Intellectual Property rights of any third party or any confidentiality obligation owed by the Company to a third party, and the Company has not received any written notice of any such Infringement, and (ii) the Intellectual Property and confidential information of the Company are not being Infringed by any third party.

3.13  QUESTIONABLE PAYMENTS. Neither the Company nor, to the best knowledge of the Company, any of its current or former stockholders, directors, officers, employees, agents, or other persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback, or other unlawful payment of any nature.

3.14  TRANSACTIONS WITH AFFILIATES. Except as disclosed to the Purchaser hereto and in the SEC Documents, none of the officers, directors, or shareholders of the Company and, to the best knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933.

3.15  INSURANCE. The Company does not currently maintain but expects to in the future to maintain insurance with financially sound and reputable insurers in such amounts and covering such risks and in such amounts as are reasonably adequate, prudent, and consistent with industry practice for the conduct of its business and the value of its property, all of which insurance is in full force and effect. The Company has not received notice from, and has no knowledge of any threat by, any insurer that has issued any insurance policy to the Company that such insurer intends to deny coverage under or cancel, discontinue, or not renew any insurance policy in force as of the date hereof.

3.16  NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with the Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

3.17  ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material liabilities of any nature (whether absolute, accrued, contingent, or otherwise), except (i) as and to the extent reflected in the Financial Statements as of and for the period ended January 31, 2021, and (ii) for liabilities that have been incurred in the ordinary course of business consistent with past practice since January 31, 2021, and that would not, individually and in the aggregate, reasonably be expected to have a material adverse effect on the assets, financial condition, business, or operations of the Company.

3.18  GOVERNMENTAL AUTHORIZATIONS. The Company has all permits, licenses, and other authorizations of governmental authorities that are required for the conduct of its business, and operations as currently conducted or as currently proposed to be conducted, the lack of which could materially and adversely affect the assets, financial condition, business or operations of the Company, except as described in the SEC Documents. The Company is, and at all times has been, in compliance with the provisions of its material permits, licenses, and other governmental authorizations.

3.19  NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or in the SEC Documents, since January 31, 2021, there have not been any changes in the assets, liabilities, financial condition, or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse. The Company does not have pending before the SEC any request for confidential treatment of information.

3.20  RESERVATION. The Company has duly reserved for issuance such number of shares of Common Stock as may be issuable from time to time upon exercise or conversion, as the case may be, of the Securities.

3.21  INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities.

3.22  TITLE TO ASSETS. The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all tangible personal property owned by them that is material to the business of the Company in each case free and clear of all liens, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and liens for the payment of federal, state, or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting, and enforceable leases with which the Company is in material compliance.

3.23  REGISTRATION RIGHTS. Except as disclosed to the Purchaser in writing, the Company has not granted or agreed to grant to any person any rights (including "piggyback" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority.

3.24  MATERIAL NON-PUBLIC INFORMATION. The Company confirms that it has not provided the Purchaser or their agents or counsel with any information that constitutes or might constitute material non-public information as of the Closing Date. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

ARTICLE 4

 REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company:

4.1  AUTHORIZATION. (a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, the Escrow Agreement. and to purchase the Shares and the Warrants to be purchased by it and to carry out and perform all of its obligations under this Agreement, and (b) this Agreement constitutes the legal, valid, and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

4.2  NO LEGAL, TAX, OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax, or investment advice. Purchaser has consulted such legal, tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.3  INVESTMENT PURPOSE. The Purchaser is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

4.4  ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

4.5  RELIANCE ON EXEMPTIONS. The Purchaser understands that the Securities are being offered and sold in reliance upon specific exemptions, including Section 4(a)(2) and Rule 506(b) of Regulation D from the 1933 Act registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

4.6  RESTRICTED SECURITIES; Rule 144; Shell Company. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Investor acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. In connection therewith, the Purchaser acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 4.6 and will transfer the Shares on the books of the Company only to the extent not inconsistent herewith and therewith. Purchaser acknowledges and agrees that pursuant to Rule 144(i) under the Securities Act, securities issued by a current or former shell company that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the date on which such company filed current “Form 10 information” with the SEC reflecting that such entity ceased being a shell company and provided that at the time of a proposed sale pursuant to Rule 144, the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K. Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions including Section 4(a)(2) and Rule 506(b) of Regulation D from the 1933 Act registration requirements of United States federal securities laws promulgated under the Securities Act of 1933, as amended (“Securities Act”) and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares. In this regard, Purchaser represents, warrants and agrees to the imprinting of a legend on Purchasers Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.7  INFORMATION. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 2 above.

4.8  GOVERNMENTAL REVIEW. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

4.9  TRANSFER OR RESALE. The Purchaser understands that the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless:

(1)   the Securities are sold pursuant to an effective registration statement under the 1933 Act,

(2)   the Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(3)   the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section and who is an Accredited Investor,

(4)   the Securities are sold pursuant to Rule 144;

(ii)   any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

(iii)   neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

ARTICLE 5

MISCELLANEOUS

5.1  WAIVERS AND AMENDMENTS. The terms of this Agreement may be waived or amended only upon the written consent of the Company and the Purchaser.

5.2  GOVERNING LAW; JURISDICTION. This Agreement, and any claims arising out of relating to this Agreement, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws. No other state's law shall apply to any claim relating to or arising from this Agreement or any transaction relating to this Agreement. THE COMPANY AND THE PURCHASER CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST EITHER OF THEM UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF TEXAS. THE COMPANY AND THE PURCHASER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE COMPANY AND THE PURCHASER AGREE THAT PERSONAL JURISDICTION OVER EITHER OF THEM MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.6 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.6 OF THIS AGREEMENT, THE COMPANY AND THE PURCHASER HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, OR ANY SIMILAR BASIS.

5.3  SURVIVAL. The representations, warranties, covenants, and agreements made in this Agreement shall survive any investigation made by the Company or the Purchaser and the Closing.

5.4  SUCCESSORS AND ASSIGNS. The Purchaser shall not assign this Agreement, or the rights and obligations of the parties hereunder without the prior written consent of the Company.

5.5  ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

5.6  NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchaser, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on EXHIBIT A, or at such other address as the Company, on the one hand, or the Purchaser, on the other hand, shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

5.7  SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.8  COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

5.9  FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.10  EXPENSES. Each party shall bear its own expenses.

5.11  REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.

PANAMERA HEALTHCARE CORPORATION

By:/s/ Douglas Baker

Name: Douglas Baker

Title: Secretary, Treasurer

T. BENJAMIN JENNINGS or assignees

 /s/ T. Benjamin Jennings

Name: T. Benjamin Jennings

EXHIBIT A

SCHEDULE OF PURCHASER

PURCHASER	COMMON SHARES	PURCHASE PRICE

T. BENJAMIN JENNINGS	21,220,000	$201,335 US

With the following issuance instructions:

T. Benjamin Jennings - 2752 Kings Retreat Circle, Kingwood TX 77345 (21,220,000 Shares